                                                                    Exhibit 10.6

                         FOURTH AMENDMENT AND WAIVER TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT AND WAIVER (this "Amendment") to the Second Amended and Restated Credit Agreement referred to below is made as of October 14, 1999 by and among NEW AMERICAN HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), TORONTO DOMINION (TEXAS), INC., as agent for the financial institutions party hereto (in such capacity, the "Agent"), THE TORONTO-DOMINION BANK, as Issuing Bank and THE FINANCIAL INSTITUTIONS PARTY HERETO (collectively, the "Banks"; individually, a "Bank").

                              W I T N E S S E T H

     WHEREAS, the Borrower, the Agent, the Issuing Bank and the Banks are party to that certain Second Amended and Restated Credit Agreement, dated as of May 14, 1999 (as amended, supplemented or otherwise modified from time to time, prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the Agent, the Issuing Bank and the Banks have agreed to amend, and to waive certain violations of, the Credit Agreement in the manner, and on the terms and conditions, provided for herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

     2. AMENDMENTS.

        (a) The definition of "Permitted Purposes" set forth in Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date (as hereinafter defined) by inserting the following new sentence as the end thereof:

        "Notwithstanding the foregoing, no Capital Expenditure in an amount in excess of $100,000 shall be deemed to be a Permitted Purpose unless otherwise approved by the Agent."

        (b) Section 7.2 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting the following new subsection at the end thereof:

          "(u) To the Agent, with sufficient copies for distribution by the Agent to each of the Banks, not later than Friday of each week, commencing on October 22, 1999, a rolling cash flow forecast for the succeeding 13-week period in the form attached hereto as EXHIBIT 7.2(u)."

     (c) Exhibit 2.1(c) to the Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such Exhibit in its entirety and inserting in lieu thereof a new Exhibit in the form attached hereto as Exhibit 2.1(c).

     (d) The Credit Agreement is hereby further amended as of the Amendment Effective Date by inserting a new Exhibit 7.2(u) immediately following Exhibit 4.2-2 to the Credit Agreement.

     3. CAPITAL EXPENDITURES BUDGET. On or before October 20, 1999, the
Borrower shall deliver to the Agent a revised Capital Expenditures Budget in form and substance satisfactory to the Agent (the "Budget"). The parties hereto agree that failure to deliver the same shall constitute an immediate Event of Default for any and all purposes under the Credit Agreement and the other Loan Documents. Upon delivery of the Budget, Schedule 8.11 to the Credit Agreement shall be deemed to be amended as of such date by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule in the form of the Budget.

     4. WAIVER. The Majority Banks hereby waive any Event of Default which arises solely from the failure of Borrower to have EBITDAR of at least $896,000 for the month ended August 31, 1999, as required by Section 7.18(a)(iv) of the Credit Agreement.

     5. RATIFICATION OF CREDIT AGREEMENT. The Credit Agreement and the other Loan Documents shall continue to be in full force and effect in accordance with their respective terms and, except as expressly provided herein, shall be unmodified. In addition, except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Banks with respect to any right or remedy which the Agent or the Banks may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Banks may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Incipient Default or Event of Default which may now exist or which may occur after the date hereof. Except as expressly provided herein, the Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.

     6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks that it is not aware of any Incipient Default or Event of Default other than those expressly waived pursuant hereto or otherwise disclosed in writing to the Agent. The Borrower acknowledges that the Banks are relying on the foregoing representation and warranty in making their decision to enter into this Amendment.

     7. OUTSTANDING INDEBTEDNESS; WAIVER OF CLAIMS. The Borrower hereby acknowledges and agrees that as of October 13, 1999 the outstanding principal amount of the Loan is $102,733,072.26 and that such principal amount is payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. The Borrower hereby further acknowledges that it has no Claims (as hereinafter defined) against the Agent, the Issuing Bank or the Banks and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, subsidiary corporations, parent corporations and related corporate divisions and their respective successors and assigns (all of the foregoing being the "Indemnified Persons") and hereby waives, releases, remises and forever discharges Agent, the Issuing Bank, each Bank and each other Indemnified Person from any and all Claims of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any Indemnified Person prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to the Credit Agreement or any other Loan Document. For purposes hereof, "Claims" shall mean all liabilities, obligations, losses, damages, penalties, actions, judgments, suits or claims which may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended under the Credit Agreement or any other Loan Document or otherwise arising in connection with the transactions contemplated thereunder.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. EFFECTIVENESS. This Amendment shall become effective as of the date (the "Amendment Effective Date") upon which the Agent confirms to the Borrower that each of the following conditions, in the judgment of the Agent, has been satisfied in full:

        (a) The Agent shall have received nine (9) original copies of this Amendment duly executed and delivered by the Borrower, the Agent, the Issuing Bank and the Majority Banks and acknowledged by the Guarantors listed on the signatures pages hereto.

        (b) The Loan Request submitted to the Agent on September 27, 1999 shall have been revised in a manner satisfactory to the Agent and resubmitted to the Agent.

     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.


                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of date and year first above written.


                                        NEW AMERICAN HEALTHCARE CORPORATION



                                        By: /s/ Dana C. McClendon, Jr.
                                            ------------------------------------
                                        Name: Dana C. McClendon, Jr.
                                        Title: SVP-CAO


                                        TORONTO DOMINION (TEXAS), INC.,
                                        As Agent and a Bank



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        THE TORONTO-DOMINION BANK,
                                        as Issuing Bank



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        BANK OF AMERICA, N.A. f/k/a
                                        NATIONSBANK, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:




                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                        FIRST UNION NATIONAL BANK



                                        By: /s/ James A. Hobensack
                                            ------------------------------------
                                        Name: JAMES A. HOBENSACK
                                        Title: SENIOR VICE PRESIDENT


                                        FIRST AMERICAN NATIONAL BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        BANK ONE, N.A.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        AMSOUTH BANK



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

The undersigned Guarantors hereby (i) acknowledge and consent to the amendments to the Credit
Agreement effected by this Amendment and (ii) confirm and agree that their obligations under their respective Guaranties shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

NAHC OF MISSOURI, INC.
NAHC OF TEXAS, INC.
NAHC II OF TEXAS, INC.
NAHC FINANCIAL, INC.
NAHC OF IOWA, INC.
NAHC OF OREGON, INC.
NAHC II OF OREGON, INC.
NAHC III OF OREGON, INC.
NAHC OF WYOMING, INC.
NAHC COMPANY, INC.
NAHC GEORGIA HOLDINGS, INC.
NAHC OF MISSISSIPPI, INC.
NAHC OF WASHINGTON, INC.
MEMORIAL HOSPITAL OF ADEL, INC.


By: /s/ Dana C. McClendon, Jr.
   --------------------------
Name: Dana C. McClendon, Jr.
Title: VP-Secretary

NAHC LIMITED PARTNERSHIP
By: New American Healthcare Corporation,
    Its General Partner

By: /s/ Dana C. McClendon, Jr.
   --------------------------
Name: Dana C. McClendon, Jr.
Title: SVP-CAO

WELSH, CARSON, ANDERSON & STOWE VII, L.P.
By: WCAS VII Partners,
    as General Partner



By: /s/
   --------------------------
Name:
Title: General Partner